     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its Alabama Tax-Free Income Series, (hereinafter called "Income Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Income Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Income Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Income Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Income Series and shall provide the Income Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Income Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Income Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Income Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Income Series such of the information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Income Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Income Series.

     3.   (a)  The Adviser shall:

          (i) Pay or provide for and furnish to the Income Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Income Series) as the Income Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Income Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Income Series is required to maintain and preserve pursuant to Section 31(a) of the Investment company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Income Series by any custodian, transfer agent or other institutional agent retained by the Income Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Income Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Income Series, and
(B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Income Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Income Series to serve as such without remuneration from or other cost to the Income Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Income Series. The expenses to be assumed and paid by the Adviser include the costs of:

                (i)   Media and direct mail advertising;

                (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Income Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

                (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

                (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Income Series shares.

          (c) The Income Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Income Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Income Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Income Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Income Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Income Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Income Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Income Series pursuant to paragraph 3(a)(i) hereof are the property of the Income Series and shall be surrendered by the Adviser promptly on request by the Income Series. The Income Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Income Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Income Series shall pay the Adviser a fee at the annual rate of one-half of one percent (1/2 of 1%) of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000, and .4 of 1% of the average daily net assets between $150,000,001 and $500,000,000 and .35 of 1% in excess of $500,000,001 of the Income Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Income Series on the basis of the net asset value of the Income Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Income Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Income Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Income Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Income Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Income Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Income Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Income Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Income Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Income Series, in writing, at least sixty
(60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Income Series, promptly upon its request such information in the possession of or readily available to the Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Income Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Income Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Income Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Income Series whose services were made available to the Income Series by the Adviser shall be liable to the Income Series for any error of judgment or mistake of law or for any loss suffered by the Income Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Income Series and/or Dupree Mutual Funds) against any liability to the Income Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Income Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Income Series and/or Dupree Mutual Funds against any liability to the Income Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Income Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Income Series,
(iii) to protect the Adviser against any liability to the Income Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Income Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Income Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Income Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Income Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Income Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The Alabama Tax-Free Income Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                        DUPREE MUTUAL FUNDS for and on behalf of Alabama Tax-Free Income Series


                                        By:________________________________
                                            Thomas P. Dupree, Sr.
                                            President


Attest__________________________
         Michelle Dragoo



                                        DUPREE & COMPANY, INC.



                                        By:________________________________
                                             William T. Griggs II
                                             President

Attest__________________________
         Michelle Dragoo

     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its Kentucky Tax-Free Income Series, (hereinafter called "Income Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Income Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Income Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Income Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Income Series and shall provide the Income Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Income Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Income Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Income Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Income Series such of the information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Income Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Income Series.

     3.   (a)  The Adviser shall:

          (i) Pay or provide for and furnish to the Income Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Income Series) as the Income Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Income Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Income Series is required to maintain and preserve pursuant to Section 31(a) of the Investment company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Income Series by any custodian, transfer agent or other institutional agent retained by the Income Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Income Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Income Series, and
(B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Income Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Income Series to serve as such without remuneration from or other cost to the Income Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Income Series. The expenses to be assumed and paid by the Adviser include the costs of:

                (i)   Media and direct mail advertising;

                (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Income Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

                (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

                (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Income Series shares.

          (c) The Income Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Income Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Income Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Income Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Income Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Income Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Income Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Income Series pursuant to paragraph 3(a)(i) hereof are the property of the Income Series and shall be surrendered by the Adviser promptly on request by the Income Series. The Income Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Income Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Income Series shall pay the Adviser a fee at the annual rate of one-half of one percent (1/2 of 1%) of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000, and .4 of 1% of the average daily net assets between $150,000,001 and $500,000,000, and .35 of 1% in excess of $500,000,001 of the Income Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Income Series on the basis of the net asset value of the Income Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Income Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Income Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Income Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Income Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Income Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Income Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Income Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Income Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Income Series, in writing, at least sixty
(60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Income Series, promptly upon its request such information in the possession of or readily available to the Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Income Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Income Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Income Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Income Series whose services were made available to the Income Series by the Adviser shall be liable to the Income Series for any error of judgment or mistake of law or for any loss suffered by the Income Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Income Series and/or Dupree Mutual Funds) against any liability to the Income Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Income Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Income Series and/or Dupree Mutual Funds against any liability to the Income Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Income Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Income Series,
(iii) to protect the Adviser against any liability to the Income Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Income Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Income Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Income Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Income Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Income Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The Kentucky Tax-Free Income Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                        DUPREE MUTUAL FUNDS for and on behalf of Kentucky Tax-Free Income Series


                                        By:___________________________________
                                             Vice President

Attest________________________________



                                        DUPREE & COMPANY, INC.



                                        By:___________________________________
                                             President

Attest________________________________

     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its Kentucky Tax-Free Short-to-Medium Series, (hereinafter called "Short-to-Medium Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Short-to-Medium Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Short-to-Medium Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Income Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Short-to-Medium Series and shall provide the Short-to-Medium Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Short-to-Medium Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Short-to-Medium Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Short-to-Medium Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Short-to-Medium Series such of he information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Short-to-Medium Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Short-to-Medium Series.

     3.   (a)  The Adviser shall:

          (i) Pay or provide for and furnish to the Short-to-Medium Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series) as the Short-to-Medium Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Short-to-Medium Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Short-to-Medium Series is required to maintain and preserve pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Short-to-Medium Series by any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Short-to-Medium Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series, and (B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Short-to-Medium Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Short-to-Medium Series to serve as such without remuneration from or other cost to the Short-to-Medium Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Short-to-Medium Series. The expenses to be assumed and paid by the Adviser include the costs of:

                (i)   Media and direct mail advertising;

                (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Short-to-Medium Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

                (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

                (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Short-to-Medium Series shares.

          (c) The Short-to-Medium Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Short-to-Medium Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Short-to-Medium Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Short-to-Medium Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Short-to-Medium Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Short-to-Medium Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Short-to-Medium Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Short-to-Medium Series pursuant to paragraph 3(a)(i) hereof are the property of the Short-to-Medium Series and shall be surrendered by the Adviser promptly on request by the Short-to-Medium Series. The Short-to-Medium Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Short-to-Medium Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Short-to-Medium Series shall pay the Adviser a fee at the annual rate of one-half of one percent (1/2 of 1%) of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000, and .4 of 1% of the average daily net assets between $150,000,001 and $500,000,000, and .35 of 1% in excess of $500,000,001 of the Short-to-Medium Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Short-to-Medium Series on the basis of the net asset value of the Short-to-Medium Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Short-to-Medium Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Short-to-Medium Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Short-to-Medium Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Short-to-Medium Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Short-to-Medium Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Short-to-Medium Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Short-to-Medium Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Short-to-Medium Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Short-to-Medium Series, in writing, at least sixty (60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Short-to-Medium Series, promptly upon its request such information in the possession of or readily available to the

Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Short-to-Medium Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Short-to-Medium Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Short-to-Medium Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Short-to-Medium Series whose services were made available to the Short-to-Medium Series by the Adviser shall be liable to the Short-to-Medium Series for any error of judgment or mistake of law or for any loss suffered by the Short-to-Medium Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Short-to-Medium Series and/or Dupree Mutual Funds) against any liability to the Short-to-Medium Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Short-to-Medium Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Short-to-Medium Series and/or Dupree Mutual Funds against any liability to the Short-to-Medium Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Short-to-Medium Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Short-to-Medium Series, (iii) to protect the Adviser against any liability to the Short-to-Medium Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Short-to-Medium Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Short-to-Medium Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Short-to-Medium Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Short-to-Medium Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Short-to-Medium Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The Kentucky Tax-Free Short-to-Medium Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                        DUPREE MUTUAL FUNDS for and on behalf of Kentucky Tax-Free Short-to-Medium Series

                                        By:___________________________________
                                             Vice President

Attest________________________________



                                        DUPREE & COMPANY, INC.



                                        By: ___________________________________
                                              President

Attest________________________________

     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its Mississippi Tax-Free Income Series, (hereinafter called "Income Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Income Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Income Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Income Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Income Series and shall provide the Income Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Income Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Income Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Income Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Income Series such of the information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Income Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Income Series.

     3.   (a)  The Adviser shall:

          (i) Pay or provide for and furnish to the Income Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Income Series) as the Income Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Income Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Income Series is required to maintain and preserve pursuant to Section 31(a) of the Investment company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Income Series by any custodian, transfer agent or other institutional agent retained by the Income Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Income Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Income Series, and
(B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Income Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Income Series to serve as such without remuneration from or other cost to the Income Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Income Series. The expenses to be assumed and paid by the Adviser include the costs of:

                (i)   Media and direct mail advertising;

                (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Income Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

                (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

                (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Income Series shares.

          (c) The Income Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Income Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Income Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Income Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Income Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Income Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Income Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Income Series pursuant to paragraph 3(a)(i) hereof are the property of the Income Series and shall be surrendered by the Adviser promptly on request by the Income Series. The Income Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Income Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Income Series shall pay the Adviser a fee at the annual rate of one-half of one percent (1/2 of 1%) of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000, and .4 of 1% of the average daily net assets between $150,000,001 and $500,000,000, and .35 of 1% in excess of $500,000,001 of the Income Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Income Series on the basis of the net asset value of the Income Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Income Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Income Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Income Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Income Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Income Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Income Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Income Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Income Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Income Series, in writing, at least sixty
(60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Income Series, promptly upon its request such information in the possession of or readily available to the Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Income Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Income Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Income Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Income Series whose services were made available to the Income Series by the Adviser shall be liable to the Income Series for any error of judgment or mistake of law or for any loss suffered by the Income Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Income Series and/or Dupree Mutual Funds) against any liability to the Income Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Income Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Income Series and/or Dupree Mutual Funds against any liability to the Income Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Income Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Income Series,
(iii) to protect the Adviser against any liability to the Income Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Income Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Income Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Income Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Income Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Income Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The Mississippi Tax-Free Income Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                        DUPREE MUTUAL FUNDS for and on behalf of Mississippi Tax-Free Income Series


                                        By:___________________________________
                                             Thomas P. Dupree, Sr.
                                             President


Attest_____________________________
         Michelle Dragoo


                                        DUPREE & COMPANY, INC.


                                        By: __________________________________
                                               William T. Griggs II
                                               President


Attest_____________________________
         Michelle Dragoo

     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its North Carolina Tax-Free Income Series, (hereinafter called "Income Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Income Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Income Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Income Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Income Series and shall provide the Income Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Income Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Income Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Income Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Income Series such of the information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Income Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Income Series.

     3.   (a) The Adviser shall:

          (i) Pay or provide for and furnish to the Income Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Income Series) as the Income Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Income Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Income Series is required to maintain and preserve pursuant to Section 31(a) of the Investment company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Income Series by any custodian, transfer agent or other institutional agent retained by the Income Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Income Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Income Series, and
(B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Income Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Income Series to serve as such without remuneration from or other cost to the Income Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Income Series. The expenses to be assumed and paid by the Adviser include the costs of:

                (i)   Media and direct mail advertising;

                (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Income Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

                (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

                (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Income Series shares.

          (c) The Income Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Income Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Income Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Income Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Income Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Income Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Income Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Income Series pursuant to paragraph 3(a)(i) hereof are the property of the Income Series and shall be surrendered by the Adviser promptly on request by the Income Series. The Income Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Income Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Income Series shall pay the Adviser a fee at the annual rate of one-half of one percent (1/2 of 1%) of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000, and .4 of 1% of the average daily net assets between $150,000,001 and $500,000,000, and .35 of 1% in excess of $500,000,001 of the Income Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Income Series on the basis of the net asset value of the Income Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Income Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Income Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Income Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Income Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Income Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Income Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Income Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Income Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Income Series, in writing, at least sixty
(60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Income Series, promptly upon its request such information in the possession of or readily available to the Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Income Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Income Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Income Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Income Series whose services were made available to the Income Series by the Adviser shall be liable to the Income Series for any error of judgment or mistake of law or for any loss suffered by the Income Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Income Series and/or Dupree Mutual Funds) against any liability to the Income Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Income Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Income Series and/or Dupree Mutual Funds against any liability to the Income Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Income Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Income Series,
(iii) to protect the Adviser against any liability to the Income Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Income Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Income Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Income Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Income Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Income Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The North Carolina Tax-Free Income Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                        DUPREE MUTUAL FUNDS for and on behalf of North Carolina Tax-Free Income Series

                                        By:___________________________________
                                              Vice President

Attest________________________________



                                        DUPREE & COMPANY, INC.



                                        By: ___________________________________
                                              President

Attest________________________________

     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its North Carolina Tax-Free Short-to-Medium Series, (hereinafter called "Short-to-Medium Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Short-to-Medium Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Short-to-Medium Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Income Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Short-to-Medium Series and shall provide the Short-to-Medium Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Short-to-Medium Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Short-to-Medium Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Short-to-Medium Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Short-to-Medium Series such of he information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Short-to-Medium Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Short-to-Medium Series.

     3.   (a)  The Adviser shall:

          (i) Pay or provide for and furnish to the Short-to-Medium Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series) as the Short-to-Medium Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Short-to-Medium Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Short-to-Medium Series is required to maintain and preserve pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Short-to-Medium Series by any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Short-to-Medium Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series, and (B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Short-to-Medium Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Short-to-Medium Series to serve as such without remuneration from or other cost to the Short-to-Medium Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Short-to-Medium Series. The expenses to be assumed and paid by the Adviser include the costs of:

               (i)   Media and direct mail advertising;

               (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Short-to-Medium Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

               (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

               (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Short-to-Medium Series shares.

          (c) The Short-to-Medium Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Short-to-Medium Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Short-to-Medium Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Short-to-Medium Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Short-to-Medium Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Short-to-Medium Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Short-to-Medium Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of in relation to the commission is reasonable value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Short-to-Medium Series pursuant to paragraph 3(a)(i) hereof are the property of the Short-to-Medium Series and shall be surrendered by the Adviser promptly on request by the Short-to-Medium Series. The Short-to-Medium Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Short-to-Medium Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Short-to-Medium Series shall pay the Adviser a fee at the annual rate of one-half of one percent (1/2 of 1%) of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000, and .4 of 1% of the average daily net assets between $150,000,001 and $500,000,000, and .35 of 1% in excess of $500,000,001 of the Short-to-Medium Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Short-to-Medium Series on the basis of the net asset value of the Short-to-Medium Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Short-to-Medium Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Short-to-Medium Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Short-to-Medium Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Short-to-Medium Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Short-to-Medium Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Short-to-Medium Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Short-to-Medium Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Short-to-Medium Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Short-to-Medium Series, in writing, at least sixty (60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Short-to-Medium Series, promptly upon its request such information in the readily available to the

Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Short-to-Medium Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Short-to-Medium Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Short-to-Medium Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Short-to-Medium Series whose services were made available to the Short-to-Medium Series by the Adviser shall be liable to the Short-to-Medium Series for any error of judgment or mistake of law or for any loss suffered by the Short-to-Medium Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Short-to-Medium Series and/or Dupree Mutual Funds) against any liability to the Short-to-Medium Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Short-to-Medium Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Short-to-Medium Series and/or Dupree Mutual Funds against any liability to the Short-to-Medium Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Short-to-Medium Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Short-to-Medium Series, (iii) to protect the Adviser against any liability to the Short-to-Medium Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Short-to-Medium Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Short-to-Medium Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Short-to-Medium Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Short-to-Medium Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Short-to-Medium Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The North Carolina Tax-Free Short-to-Medium Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                   DUPREE MUTUAL FUNDS for and on behalf of
                                  North Carolina Tax-Free Short-to-Medium Series

                                  By:___________________________________
                                       Vice President

Attest_______________________



                                  DUPREE & COMPANY, INC.



                                  By: ___________________________________
                                        President

Attest_______________________

     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its Tennessee Tax-Free Income Series, (hereinafter called "Income Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Income Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Income Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Income Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Income Series and shall provide the Income Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Income Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Income Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Income Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Income Series such of the information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Income Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Income Series.

     3.   (a)  The Adviser shall:

          (i) Pay or provide for and furnish to the Income Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Income Series) as the Income Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Income Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Income Series is required to maintain and preserve pursuant to Section 31(a) of the Investment company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Income Series by any custodian, transfer agent or other institutional agent retained by the Income Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Income Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Income Series, and
(B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Income Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Income Series to serve as such without remuneration from or other cost to the Income Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Income Series. The expenses to be assumed and paid by the Adviser include the costs of:

                (i)   Media and direct mail advertising;

                (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Income Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

                (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

                (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Income Series shares.

          (c) The Income Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Income Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Income Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Income Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Income Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Income Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Income Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Income Series pursuant to paragraph 3(a)(i) hereof are the property of the Income Series and shall be surrendered by the Adviser promptly on request by the Income Series. The Income Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Income Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Income Series shall pay the Adviser a fee at the annual rate of one-half of one percent (1/2 of 1%) of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000, and .4 of 1% of the average daily net assets between $150,000,001 and $500,000,000, and .35 of 1% in excess of $500,000,001 of the Income Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Income Series on the basis of the net asset value of the Income Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Income Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Income Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Income Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Income Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Income Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Income Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Income Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Income Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Income Series, in writing, at least sixty
(60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Income Series, promptly upon its request such information in the possession of or readily available to the Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Income Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Income Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Income Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Income Series whose services were made available to the Income Series by the Adviser shall be liable to the Income Series for any error of judgment or mistake of law or for any loss suffered by the Income Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Income Series and/or Dupree Mutual Funds) against any liability to the Income Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Income Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Income Series and/or Dupree Mutual Funds against any liability to the Income Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Income Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Income Series,
(iii) to protect the Adviser against any liability to the Income Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Income Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Income Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Income Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Income Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Income Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The Tennessee Tax-Free Income Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                        DUPREE MUTUAL FUNDS for and on behalf of Tennessee Tax-Free Income Series

                                        By:___________________________________
                                             Vice President

Attest________________________________



                                        DUPREE & COMPANY, INC.



                                        By:___________________________________
                                             President

Attest________________________________

     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its Tennessee Tax-Free Short-to-Medium Series, (hereinafter called "Short-to-Medium Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Short-to-Medium Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Short-to-Medium Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Income Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Short-to-Medium Series and shall provide the Short-to-Medium Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Short-to-Medium Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Short-to-Medium Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Short-to-Medium Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Short-to-Medium Series such of he information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Short-to-Medium Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Short-to-Medium Series.

     3.   (a)  The Adviser shall:

          (i) Pay or provide for and furnish to the Short-to-Medium Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series) as the Short-to-Medium Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Short-to-Medium Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Short-to-Medium Series is required to maintain and preserve pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Short-to-Medium Series by any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Short-to-Medium Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Short-to-Medium Series, and (B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Short-to-Medium Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Short-to-Medium Series to serve as such without remuneration from or other cost to the Short-to-Medium Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Short-to-Medium Series. The expenses to be assumed and paid by the Adviser include the costs of:

                (i)    Media and direct mail advertising;

                (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Short-to-Medium Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

                (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

                (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Short-to-Medium Series shares.

          (c) The Short-to-Medium Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Short-to-Medium Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Short-to-Medium Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Short-to-Medium Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Short-to-Medium Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Short-to-Medium Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Short-to-Medium Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Short-to-Medium Series pursuant to paragraph 3(a)(i) hereof are the property of the Short-to-Medium Series and shall be surrendered by the Adviser promptly on request by the Short-to-Medium Series. The Short-to-Medium Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Short-to-Medium Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Short-to-Medium Series shall pay the Adviser a fee at the annual rate of one-half of one percent (1/2 of 1%) of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000, and .4 of 1% of the average daily net assets between $150,000,001 and $500,000,000, and .35 of 1% in excess of $500,000,001 of the Short-to-Medium Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Short-to-Medium Series on the basis of the net asset value of the Short-to-Medium Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Short-to-Medium Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Short-to-Medium Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Short-to-Medium Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Short-to-Medium Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Short-to-Medium Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Short-to-Medium Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Short-to-Medium Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Short-to-Medium Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Short-to-Medium Series, in writing, at least sixty (60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Short-to-Medium Series, promptly upon its request such information in the possession of or readily available to the

Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any exftension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Short-to-Medium Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Short-to-Medium Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Short-to-Medium Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Short-to-Medium Series whose services were made available to the Short-to-Medium Series by the Adviser shall be liable to the Short-to-Medium Series for any error of judgment or mistake of law or for any loss suffered by the Short-to-Medium Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Short-to-Medium Series and/or Dupree Mutual Funds) against any liability to the Short-to-Medium Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Short-to-Medium Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Short-to-Medium Series and/or Dupree Mutual Funds against any liability to the Short-to-Medium Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Short-to-Medium Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Short-to-Medium Series, (iii) to protect the Adviser against any liability to the Short-to-Medium Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Short-to-Medium Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Short-to-Medium Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Short-to-Medium Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Short-to-Medium Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Short-to-Medium Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The Tennessee Tax-Free Short-to-Medium Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                       DUPREE MUTUAL FUNDS for and on behalf of Tennessee Tax-Free Short-to-Medium Series

                                        By:___________________________________
                                            Vice President

Attest________________________________



                                        DUPREE & COMPANY, INC.



                                        By:___________________________________
                                            President


Attest________________________________

     INVESTMENT ADVISORY AGREEMENT, made this 1/st/ day of November 1997 and amended October 29, 2002 by and between DUPREE MUTUAL FUNDS, a Kentucky Business Trust, for and on behalf of its Intermediate Government Bond Series, (hereinafter called "Government Bond Series"), and DUPREE & COMPANY, INC., a corporation organized and existing under the laws of the State of Kentucky (hereinafter called the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Government Bond Series is engaged in business as part of an open-end management investment company which is registered as such under the federal Investment Company Act of 1940; and

     WHEREAS, the Adviser is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment adviser under the federal Investment Advisers Act of 1940; and

     WHEREAS, the Government Bond Series desires to retain the Adviser to render investment supervisory services and provide office space and facilities and corporate administration to the Government Bond Series in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. The Adviser shall act as investment adviser and render investment supervisory services to the Government Bond Series and shall provide the Government Bond Series with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this Agreement.

     2. The Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Government Bond Series in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Government Bond Series, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sales of securities on behalf of the Government Bond Series, as the Adviser may deem necessary or appropriate for the implementation of such program. The Adviser shall also furnish to or place at the disposal of the Government Bond Series such of the information, reports evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Government Bond Series may, at the time or from time to time, reasonably request or as the Adviser may deem helpful to the Government Bond Series.

     3.   (a)  The Adviser shall:

          (i) Pay or provide for and furnish to the Government Bond Series such office space, equipment facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Government Bond Series) as the Government Bond Series may reasonably require in the conduct of its business;

          (ii) Maintain and preserve on behalf of the Government Bond Series, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Government Bond Series is required to maintain and preserve pursuant to Section 31(a) of the Investment company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on behalf of the Government Bond Series by any custodian, transfer agent or other institutional agent retained by the Government Bond Series;

          (iii) Furnish the services and pay or provide for the compensation and expenses of individuals competent (A) to perform for the Government Bond Series all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutional agent retained by the Government Bond Series, and (B) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Government Bond Series; and

          (iv) Permit officers or employees of the Adviser who are duly elected or appointed as officers, trustees, members of any committee of trustees or members of any advisory board or committee of the Government Bond Series to serve as such without remuneration from or other cost to the Government Bond Series.

          (b) The adviser shall pay all sales and promotional expenses incurred in the distribution of shares of the Government Bond Series. The expenses to be assumed and paid by the Adviser include the costs of:

                (i)   Media and direct mail advertising;

                (ii) Printing copies of the prospectus of Dupree Mutual Funds and shareholder reports which are used in its sales or promotional efforts; it being understood that the Government Bond Series will bear printing costs relating to copies of its prospectus and reports which are distributed to its shareholders;

                (iii) Printing share purchase order forms to accompany the prospectus of Dupree Mutual Funds and

                (iv) Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Government Bond Series shares.

          (c) The Government Bond Series shall bear all expenses of its operation not specifically assumed by the Adviser as hereinabove set forth or as provided elsewhere in this Agreement. The Adviser, in its sole discretion, may at any time or from time to time pay or assume any expense that the Government Bond Series would or might otherwise be required to bear. However, the Adviser's payment or assumption of any such expenses on one or more occasion shall neither relieve the Adviser of any obligation to the Government Bond Series pursuant to paragraph 6(b) hereof nor obligate the Adviser to pay or assume the same or any similar expense of the Government Bond Series on any subsequent occasion.

     4. The Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or the Government Bond Series with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or for the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser. The Adviser and any individual performing executive or administrative functions for the Government Bond Series whose services were made available to it by the Adviser are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Government Bond Series to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Adviser or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which the Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange act of 1934).

     5. All accounts, books and other documents maintained and preserved by the Adviser on behalf of the Government Bond Series pursuant to paragraph 3(a)(i) hereof are the property of the Government Bond Series and shall be surrendered by the Adviser promptly on request by the Government Bond Series. The Government Bond Series shall furnish or otherwise make available to the Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Government Bond Series as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     6. As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Adviser, the Government Bond Series shall pay the Adviser a fee at the annual rate of .20 of 1% of the average daily net assets of the Government Bond Series, as determined in accordance with the Declaration of Trust of Dupree Mutual Funds. The amounts due the Adviser in payment of such fees shall be accrued daily by the Government Bond Series on the basis of the net asset value of the Government Bond Series applicable to the close of each business day, and in the case of any day which is not a business day, the net asset value of the Government Bond Series applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this Agreement remains in effect shall become due and payable to the Adviser in the first business day of the next succeeding calendar month. The term "business day" means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

     7. The Adviser agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Government Bond Series; but this prohibition shall not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the Government Bond Series at the price at which such shares are available to the public at the moment of purchase.

     8. Nothing herein contained shall be deemed to require the Government Bond Series to take any action to the Declaration of Trust of Dupree Mutual Funds or the Trust By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of Dupree Mutual Funds of its responsibility for and control of the conduct of the Government Bond Series.

     9. The term of this Agreement shall begin on November 1, 2002 subject to approval by the shareholders of the Government Bond Series at the 2002 Annual Meeting, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on October 31, 2004, and thereafter subject to the termination provisions and other terms and conditions hereof; if: (a) such continuation shall be specifically approved at least annually by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Government Bond Series, and concurrently with such approval by the Board of Trustees or prior to such approval by the holders of the outstanding voting securities of the Government Bond Series, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Dupree Mutual Funds who are not parties to this Agreement or interested persons of any such party; and (b) the Adviser shall have not notified the Government Bond Series, in writing, at least sixty (60) days prior to October 31 of each year after 2004 that it does not desire such continuation. The Adviser shall furnish to the Government Bond Series, promptly upon its request such information in the possession of or readily available to the Adviser as the Trustees of Dupree Mutual Funds may at any time from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

     10. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Government Bond Series, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     11. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) day notice in writing to the other party; provided that in the case of termination by the Government Bond Series, such action shall have been authorized by resolution of the Board of Trustees of Dupree Mutual Funds or by vote of a majority of the outstanding voting securities of the Government Bond Series.

     12. Neither the Adviser, any affiliated person of the Adviser, nor any other person performing executive or administrative functions for the Government Bond Series whose services were made available to the Government Bond Series by the Adviser shall be liable to the Government Bond Series for any error of judgment or mistake of law or for any loss suffered by the Government Bond Series by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Adviser or any affiliated person of the Adviser (whether or not such affiliated person is or was an officer, director or member of any advisory board of the Government Bond Series and/or Dupree Mutual Funds) against any liability to the Government Bond Series or its security holders for any breach of fiduciary duty with respect to the Adviser's receipt of compensation for services to the Government Bond Series, (ii) to protect the Adviser or any affiliated person of the Adviser who is or was an officer, trustee or member of any advisory board of the Government Bond Series and/or Dupree Mutual Funds against any liability to the Government Bond Series or its security holders for any act or practice ( other than the Adviser's receipt of compensation for services to the Government Bond Series) constituting a breach of fiduciary duty involving personal misconduct in respect of the Government Bond Series, (iii) to protect the Adviser against any liability to the Government Bond Series or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties, under this Agreement, or (iv) to protect any affiliated person of the Adviser who is or was a Trustee or officer of the Government Bond Series or its security holders for which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Government Bond Series and/or Dupree Mutual Funds. In the event that any affiliated person of the Adviser shall become a Trustee, officer or employee of the Government Bond Series and/or Dupree Mutual Funds, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Government Bond Series shall be deemed to have been taken or made by such person solely in his capacity as such Trustee, officer or employee of said entity, notwithstanding the fact that the services of such person are being or have been furnished by the Adviser to said entity as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Adviser or any other affiliated person of the Adviser.

     13. Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment supervisory services and provide corporate administration to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the Adviser shall otherwise consent, the Adviser shall be the only investment adviser to the Government Bond Series.

     14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission validly issued pursuant to said Act. Specifically, the terms "vote of a majority of the outstanding voting securities", "interested person", assignment" and "affiliated person", as used in paragraphs 9, 10, 11, 12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended. In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     15. The Government Bond Series hereby delegates to and the Adviser accepts delegation of the responsibilities embodied in the Anti-Money Laundering Policy of Dupree Mutual Funds as adopted by the Board of Trustees at its meeting on August 22, 2002 and as may be further amended to conform with requirements of federal laws, rules and regulations. The Adviser agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for inspection by federal examiners upon request. The Adviser acknowledges and agrees that all employees of the Adviser will cooperate with the Anti-Money Laundering Policy of Dupree Mutual Funds and that failure to do so, or involvement in money laundering activities, may result in suspension, termination and/or civil or criminal liability. The Adviser further agrees that any and all records maintained by or created by the Adviser to effectuate the Anti-Money Laundering Policy of Dupree Mutual Funds shall be available for independent third party audit as determined by the Board of Trustees, and that all employees of the Adviser will cooperate fully with the independent third party auditors. (added by amendment 10/29/2002).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                        DUPREE MUTUAL FUNDS for and on behalf of Intermediate Government Bond Series

                                        By:___________________________________
                                              President

Attest________________________________



                                        DUPREE & COMPANY, INC.



                                        By: ___________________________________
                                              President

Attest________________________________

     This Agreement be and hereby is amended to include numeric paragraph with all other provisions remaining in full force and effect, this 29/th/ day of October, 2002.

                                        DUPREE MUTUAL FUNDS for and on behalf of Intermediate Government Bond Series

                                        By:___________________________________
                                               President

Attest________________________________



                                        DUPREE & COMPANY, INC.



                                        By: ___________________________________
                                               President

Attest________________________________